UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 1, 2005

Campbell Fund Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50264	94-6260018
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

210 West Pennsylvania Avenue, Suite 770, Towson, Maryland		21204
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	410-296-3301

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

On October 1, 2005, Registrant sold equity securities in Registrant ("Units of Beneficial Interest") to existing and new unitholders of Registrant in transactions that were not registered under the Securities Act of 1933, as amended (the "Securities Act"). The aggregate consideration for Units of Beneficial Interest sold on October 1, 2005 was $31,265,777.54 in cash. The Units of Beneficial Interest were issued by Registrant in reliance upon an exemption from registration under the Securities Act set forth in Section 4(2) of the Securities Act, as transactions not constituting a public offering of securities because the Units of Beneficial Interest were issued privately without general solicitation or advertising. In connection with the sales of the Units of Beneficial Interest described above, there were no underwriting discounts or commissions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Campbell Fund Trust

October 4, 2005	By:	Theresa D. Becks

Name: Theresa D. Becks
Title: Chief Financial Officer, Secretary and Treasurer - Campbell & Company, Inc., Managing Operator